SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 25, 2003

Nash Finch Company

(Exact name of Registrant as specified in its charter)

Delaware	0-785	41-0431960
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7600 France Avenue South, Edina, Minnesota	55435
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (952) 832-0534

Item 5.    Other Events and Regulation FD Disclosure.

On March 25, 2003, Nash Finch Company issued a press release, attached hereto as Exhibit 99.1, announcing that the Nasdaq Listing Qualifications Panel has agreed to extend the deadlines for the filing by Nash Finch of its periodic reports for the third quarter 2002, fiscal 2002, and first quarter 2003.

Item 7.    Financial Statements and Exhibits

(c)	Exhibits

	Exhibit No.	Description
	99.1	Press Release of Nash Finch Company issued March 25, 2003

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NASH FINCH COMPANY

Date: March 25, 2003	By:	/s/ Robert B. Dimond
		Name:	Robert B. Dimond
		Title:	Executive Vice President and Chief Financial Officer

NASH FINCH COMPANY

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

DATED MARCH 25, 2003

Exhibit No.	Description	Method of Filing
99.1	Press Release of Nash Finch Company issued March 25, 2003	Filed herewith